Comparison of change in value of $10,000 investment in MPAM Income Stock Fund MPAM shares and the Russell 1000 Value Index

EXHIBIT A:

                  MPAM Income       Russell
    PERIOD        Stock Fund      1000 Value
                 (MPAM shares)      Index *

   8/31/92          10,000          10,000
   8/31/93          11,540          12,686
   8/31/94          12,067          13,049
   8/31/95          14,206          15,552
   8/31/96          17,054          18,279
   8/31/97          23,989          25,507
   8/31/98          25,951          26,499
   8/31/99          33,670          34,470
   8/31/00          35,792          35,901
   8/31/01          29,422          35,499
   8/31/02          25,025          30,838



* Source: Lipper Inc.


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Comparison of change in value of $10,000 investment in
MPAM Mid Cap Stock Fund MPAM shares
and the Standard & Poor's MidCap 400 Index

EXHIBIT A:

                                   Standard &
                 MPAM Mid Cap        Poor's
    PERIOD        Stock Fund       MidCap 400
                 (MPAM shares)       Index *

   8/31/92          10,000           10,000
   8/31/93          13,139           12,446
   8/31/94          13,597           13,022
   8/31/95          18,100           15,692
   8/31/96          20,481           17,556
   8/31/97          26,903           24,101
   8/31/98          21,521           21,840
   8/31/99          25,973           30,921
   8/31/00          34,264           43,213
   8/31/01          30,184           39,699
   8/31/02          26,800           36,035


* Source: Lipper Inc.


================================================================================


Comparison of change in value of $10,000 investment in MPAM Small Cap Stock Fund MPAM shares and the Standard & Poor's SmallCap 600 Index

EXHIBIT A:

                   MPAM          Standard &
                 Small Cap         Poor's
   PERIOD       Stock Fund      SmallCap 600
               (MPAM shares)       Index *

   1/1/98         10,000           10,000
   8/31/98         8,046           7,908
   8/31/99        10,355           9,823
   8/31/00        13,454           12,592
   8/31/01        12,326           12,659
   8/31/02        11,257           11,453







* Source: Lipper Inc.


================================================================================


Comparison of change in value of $10,000 investment in MPAM International Fund MPAM shares and the Morgan Stanley
Capital International Europe, Australasia, Far East Index

EXHIBIT A:

                                    Morgan
                                    Stanley
                                    Capital
                                 International
                                    Europe,
                    MPAM         Australasia,
    PERIOD    International Fun    Far East
                (MPAM shares)       Index *

   7/15/98         10,000           10,000
   8/31/98         8,955             8,761
   8/31/99         10,554           11,010
   8/31/00         11,069           12,061
   8/31/01         10,320            9,124
   8/31/02         9,557             7,761


* Source: Lipper Inc.

================================================================================


Comparison of change in value of $10,000 investment in MPAM Emerging Markets Fund MPAM shares and the Morgan Stanley Capital International Emerging Markets Free Index

EXHIBIT A:

                                          Morgan
                                         Stanley
                                          Capital
                 MPAM Emerging         International
    PERIOD        Markets Fund       Emerging Markets
                 (MPAM shares)         Free Index *

    10/2/00         10,000                10,000
   11/30/00          8,976                8,464
    2/28/01         10,103                9,089
    5/31/01         10,288                8,704
    8/31/01          9,532                7,908
   11/30/01          9,701                7,840
    2/28/02         10,802                8,893
    5/31/02         11,683                9,337
    8/31/02         10,341                8,104


* Source: Lipper Inc.


================================================================================



Comparison of change in value of $10,000 investment in MPAM Balanced Fund MPAM shares with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and the Customized Blended Index

EXHIBIT A:

                              Standard &
                   MPAM        Poor's 500     Lehman
                 Balanced      Composite     Brothers
                   Fund          Stock       Aggregate   Customized
    PERIOD        (MPAM          Price         Bond        Blended
                  shares)       Index *       Index *      Index *

   10/2/00        10,000        10,000        10,000       10,000
   11/30/00       9,562          9,173        10,231       9,649
   2/28/01        9,561          8,675        10,683       9,579
   5/31/01        9,722          8,815        10,757       9,689
   8/31/01        9,362          7,983        11,166       9,415
   11/30/01       9,469          8,052        11,373       9,539
   2/28/02        9,405          7,850        11,503       9,457
   5/31/02        9,397          7,595        11,630       9,340
   8/31/02        8,829          6,548        12,071       8,828

* Source: Lipper Inc.


================================================================================


Comparison of change in value of $10,000 investment in MPAM Intermediate Bond Fund MPAM shares and the Lehman Brothers Intermediate Government/Credit Bond Index

EXHIBIT A:

                                    Lehman
                                   Brothers
                                 Intermediate
                    MPAM          Government/
                Intermediate        Credit
    PERIOD        Bond Fund          Bond
                (MPAM shares)       Index *

   8/31/92         10,000           10,000
   8/31/93         10,965           10,924
   8/31/94         10,808           10,888
   8/31/95         11,784           11,919
   8/31/96         12,236           12,448
   8/31/97         13,226           13,499
   8/31/98         14,318           14,711
   8/31/99         14,505           15,035
   8/31/00         15,244           15,977
   8/31/01         16,976           17,941
   8/31/02         18,010           19,330

* Source: Lipper Inc.


================================================================================


Comparison of change in value of $10,000 investment in MPAM Intermediate Bond Fund MPAM shares and the Lehman Brothers Intermediate Government/Credit Bond Index

EXHIBIT A:

                                    Lehman
                                   Brothers
                                 Intermediate
                    MPAM          Government/
                Intermediate        Credit
    PERIOD        Bond Fund          Bond
                (MPAM shares)       Index *

   8/31/92         10,000           10,000
   8/31/93         10,965           10,924
   8/31/94         10,808           10,888
   8/31/95         11,784           11,919
   8/31/96         12,236           12,448
   8/31/97         13,226           13,499
   8/31/98         14,318           14,711
   8/31/99         14,505           15,035
   8/31/00         15,244           15,977
   8/31/01         16,976           17,941
   8/31/02         18,010           19,330

* Source: Lipper Inc.

================================================================================


Comparison of change in value of $10,000 investment in MPAM Short-Term U.S. Government Securities Fund MPAM shares and the Lehman Brothers 1-3 Year U.S. Government Index

EXHIBIT A:

                     MPAM
                  Short-Term        Lehman Brothers
               U.S. Government          1-3 Year
    PERIOD      Securities Fund     U.S. Government
                 (MPAM shares)           Index *

   8/31/92          10,000               10,000
   8/31/93          10,675               10,558
   8/31/94          10,732               10,738
   8/31/95          11,493               11,534
   8/31/96          12,004               12,137
   8/31/97          12,753               12,991
   8/31/98          13,644               13,940
   8/31/99          14,090               14,484
   8/31/00          14,827               15,311
   8/31/01          16,167               16,796
   8/31/02          17,117               17,933

* Source: Lehman Brothers

================================================================================

Comparison of change in value of $10,000 investment in MPAM National Intermediate Municipal Bond Fund MPAM shares and the Lehman Brothers 7-Year Municipal Bond Index

EXHIBIT A:

                    MPAM
                  National
                Intermediate     Lehman Brothers
                 Municipal            7-Year
   PERIOD        Bond Fund           Municipal
                (MPAM shares)      Bond Index *

   8/31/92         10,000             10,000
   8/31/93         11,045             11,061
   8/31/94         11,122             11,217
   8/31/95         11,889             12,203
   8/31/96         12,452             12,679
   8/31/97         13,329             13,666
   8/31/98         14,356             14,707
   8/31/99         14,443             14,927
   8/31/00         15,322             15,852
   8/31/01         16,859             17,339
   8/31/02         17,729             18,529


* Source: Lehman Brothers


================================================================================


Comparison of change in value of $10,000 investment in MPAM National Short-Term Municipal Bond Fund MPAM shares and the Lehman Brothers 3-Year Municipal Bond Index

EXHIBIT A:

                      MPAM
                    National
                   Short-Term       Lehman Brothers
                    Municipal            3-Year
     PERIOD         Bond Fund          Municipal
                  (MPAM shares)       Bond Index *

    10/2/00          10,000             10,000
    11/30/00         10,086             10,097
    2/28/01          10,369             10,405
    5/31/01          10,509             10,559
    8/31/01          10,715             10,803
    11/30/01         10,759             10,894
    2/28/02          10,940             11,104
    5/31/02          10,987             11,163
    8/31/02          11,190             11,419




* Source: Lipper Inc.

================================================================================


Comparison of change in value of $10,000 investment in MPAM Pennsylvania Intermediate Municipal Bond Fund MPAM shares and the Lehman Brothers 7-Year Municipal Bond Index

EXHIBIT A:

                    MPAM
                Pennsylvania
                Intermediate     Lehman Brothers
                 Municipal            7-Year
    PERIOD       Bond Fund           Municipal
                (MPAM shares)      Bond Index *

   8/31/92         10,000             10,000
   8/31/93         10,896             11,061
   8/31/94         11,004             11,217
   8/31/95         11,863             12,203
   8/31/96         12,323             12,679
   8/31/97         13,138             13,666
   8/31/98         14,119             14,707
   8/31/99         14,140             14,927
   8/31/00         14,912             15,852
   8/31/01         16,290             17,339
   8/31/02         17,109             18,529


* Source: Lehman Brothers


================================================================================


Comparison of change in value of $10,000 investment in Class A shares of the MPAM Massachusetts Fund's predecessor, the Premier Massachusetts Fund, with the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index

EXHIBIT A:



                     MPAM
                 Massachusetts
                 Intermediate
                   Municipal
                   Bond Fund
                  (reflects
                Class A shares   Lehman Brothers    Lehman Brothers
    PERIOD      of predecessor   7-Year Municipal  10-Year Municipal
                     fund)         Bond Index *      Bond Index *

    8/31/92         9,699            10,000            10,000
    8/31/93         10,748           11,061            11,288
    8/31/94         10,837           11,217            11,371
    8/31/95         11,619           12,203            12,463
    8/31/96         12,074           12,679            13,016
    8/31/97         12,869           13,666            14,220
    8/31/98         13,766           14,707            15,440
    8/31/99         13,772           14,927            15,545
    8/31/00         14,540           15,852            16,671
    8/31/01         15,849           17,339            18,279
    8/31/02         16,671           18,529            19,516

* Source: Lehman Brothers